EXHIBIT 10.4
                               SECURITY AGREEMENT

     This Security Agreement is entered into as of September 28, 2001 by and among each of SELECT COMFORT CORPORATION, a Minnesota corporation (the "Company"), and SELECT COMFORT RETAIL CORPORATION, SELECT COMFORT DIRECT CORPORATION, SELECT COMFORT SC CORPORATION, DIRECT CALL CENTERS, INC., AND SELECTCOMFORT.COM CORPORATION, all of which are Minnesota corporations, (the "Subsidiaries") (the Company and the Subsidiaries being individually and collectively referred to herein as "Debtor"), and MEDALLION CAPITAL, INC. ("Secured Party").

     Whereas, the execution and delivery of this Agreement is a condition to the Secured Party extending credit to Debtor;

     Now, therefore, each Debtor jointly and severally agree with Secured Party as follows:

     1. DEFINITIONS. All terms defined in the Uniform Commercial Code of the State of Minnesota (the "UCC") and used herein, unless defined herein or in the Loan Agreement, shall have the same definitions herein as specified in the UCC.

     2. SECURITY INTEREST. Debtor grants Secured Party a security interest in the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and any additions, replacements, accessions and substitutions to or for the properties, assets and rights: all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property (except for the common stock of the Subsidiaries), supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics (all of the foregoing being hereinafter called the "Collateral"). The Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Debtor's compliance with Section 7.4.

     3. OBLIGATIONS SECURED. This security interest is given to secure (i) the indebtedness described in the Promissory Note dated September 28, 2001 issued by Debtor to the Secured Party (the "Note") and all extensions and renewals of that indebtedness, (ii) the performance and payment of Debtor of all its obligations to Secured Party under this Agreement and any other agreement or instrument previously, now or hereafter entered into by Debtor with Secured Party or delivered by Debtor to Secured Party in connection with or related to the Loan Agreement pursuant to which the Note was issued and all agreements given by the Debtor to secure the Note (collectively "Obligations").

     4. AUTHORIZATION TO FILE FINANCING STATEMENTS. Subject to the Secured Party's agreement to release any financing statement which is broader than the scope of Lender's security interest under this Agreement, the Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of Minnesota or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by Article 9 of the UCC. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any financing statements or amendments thereto if filed prior to the date hereof.

     5. OWNERSHIP. Debtor represents and warrants that (a) Debtor owns, and to the extent that the Collateral is to be acquired after the date hereof will own, the Collateral free from encumbrance except any encumbrances shown on Schedule 2 ("Permitted Encumbrances") and (b) Debtor does not own any commercial tort claims of which it is aware and has determined to assert, except as disclosed to the Secured Party in writing. Debtor will defend the Collateral against all claims of all persons at any time claiming the Collateral or any interest in the Collateral except Secured Party and holders of Permitted Encumbrances.

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS CONCERNING COLLATERAL. Debtor represents and warrants that no Financing Statement covering the Collateral is on file in any public office except those for Permitted Encumbrances. Debtor warrants that (a) its exact legal name is as stated on the first page of this Agreement, (b) the Debtor is an organization of the type and organized in the jurisdiction set forth on the first page of this Agreement, and (c) the Debtor's place(s) of business, its chief executive office, its mailing address and the locations where all of its Collateral is regularly kept, are set forth on
Schedule 1. Company agrees that it will not change its name, any place of business, any location of its collateral, its mailing address or its chief executive office without giving at least 30 days prior written notice to Secured Party. The Collateral not constituting fixtures is and will remain personal property. Debtor will not change its type of organization, jurisdiction of organization or other legal structure without the prior written consent of Secured Party. Debtor will pay the cost of filing Financing Statements and Continuation Statements in all appropriate public offices and will deliver any subordinations or waivers of other liens deemed by Secured Party to be necessary. On demand by Secured Party, Debtor will deliver to Secured Party all items of Collateral in which Secured Party's security interest can be perfected only by taking possession, to the extent not constituting cash or cash equivalents. The Secured Party will hold those items of Collateral to perfect Secured Party security interest. If those items of Collateral are held by others to perfect another security interest, the others will be considered to be holding those items also as agent for Secured Party. Debtor hereby appoints Secured Party as its attorney-in-fact to do all acts and things which

Secured Party may deem necessary to perfect and to continue perfected the security interest created hereby and to protect and to preserve the Collateral.

     7. OTHER ACTIONS. To further insure the attachment, perfection and, except to the extent stated on Schedule 2, first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, the Debtor agrees, in each case at the Debtor's own expense, to take the following actions with respect to the following Collateral:

          7.1. PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

          7.2. COLLATERAL IN THE POSSESSION OF A BAILEE. If any goods are at any time in the possession of a bailee, the Debtor shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Debtor. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee.

          7.3. ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If the Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in
     Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to such electronic chattel paper or transferable record.

          7.4. COMMERCIAL TORT CLAIMS. If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

          7.5. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. Debtor further agrees to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral.

     8. USE. Until default, Debtor may use the Collateral at Debtor's places of business specified on Schedule 2, or any other place located in the United States which has been specified in a written notice given by Debtor to Secured Party at least 10 days in advance, in any lawful manner not inconsistent with this Security Agreement, but may not sell or transfer the Collateral except in the ordinary course of business. A sale or transfer of Collateral in the ordinary course of business does not include a sale or transfer (other than money or other cash equivalent) in partial or total satisfaction of a debt, or in bulk, but does include (i) a lease of the Collateral, (ii) a transfer of an item of Collateral for fair value when Debtor determines in good faith the item of Collateral should be replaced, or is no longer needed, and (iii) a disposition of an obsolete item of Collateral, but only if it is no longer needed or is replaced with an item of unencumbered equal or greater value which becomes Collateral. The Secured Party will acknowledge release of its security interest in Collateral which is sold in accordance with the preceding sentence.

     9. PROTECTION. Debtor, at its expense, will keep items of Collateral in good condition and will replace and repair any items of damaged or worn-out Collateral in accordance with good management practices without allowing any lien or security interest to be created on the Collateral because of such replacement or repair. Secured Party may inspect the Collateral at any reasonable time. Debtor will pay when due all taxes and assessments on the Collateral and its use and operation (except as otherwise permitted under the Loan Agreement), and all indebtedness secured by encumbrances on the Collateral (subject to any applicable grace periods).

     10. INSURANCE. Debtor, at its expense, will insure the items of Collateral with a reliable insurance company against loss or damage by fire, theft and the perils covered by extended coverage in an amount equal to the fair market value of the Collateral with loss payable to Secured Party as its interest may appear, and will deliver to Secured Party on demand evidence of such insurance. If a loss occurs and a Default is then existing, Secured Party may make the proof of loss and the insurer shall pay the Secured Party alone. Upon destruction of substantially all the destructible items of Collateral, the proceeds will be applied to restoration of the destroyed Collateral unless Secured Party otherwise directs. If the Collateral is not restored, the Secured Party may retain from the insurance proceeds and apply on the Obligations an amount equal to the unpaid balance of the Obligations, whether or not the Obligations are due.

     11. COSTS. If Debtor fails to perform any of its duties hereunder, Secured Party may, but shall not be required to, do so on Debtor's behalf. If Debtor defaults under this Security Agreement, Debtor will pay the costs, including the reasonable actual attorneys fees, of the Secured Party incurred in enforcing this Agreement. Any amounts expended by Secured Party in performing Debtor's duties or enforcing this Security Agreement shall be payable by Debtor to

Secured Party on demand and shall bear interest at the rate applicable from time to time to the Note.

     12. DEFAULT. Debtor will be in default under this Security Agreement and under the Obligations upon the happening of any of the following events:

          A. Debtor's failure to perform when due (after any applicable grace period) any of the Obligations required to be performed by Debtor; or

          B. The occurrence of any Default as defined in the Loan Agreement or the Note.

          C. Any representation or warranty made by Debtor herein is false in any material respect.

     13. REMEDIES. This Agreement and Secured Party's rights under this Agreement or under applicable law may be enforced by Secured Party, at its discretion, against any one or more of the parties referred to above which are encompassed within the term Debtor, without any need to bring any enforcement action against the other parties who are encompassed within the term Debtor. Upon Debtor's default, Secured Party may at any time thereafter declare any or all monetary Obligations due and payable and all other Obligations immediately performable without notice to the Debtor of the exercise of such option, and shall have the remedies of Secured Party under the Uniform Commercial Code. Secured Party may take possession of the Collateral with or without judicial process. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both Party. Secured Party will give Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if the notice is mailed, postage prepaid, to Debtor at least 10 days before the time of the sale or disposition.

     14. NO WAIVERS. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. The taking of this Security Agreement will not waive or impair any other security Secured Party may have or hereafter acquire for the Obligations, nor will the taking of any additional security waive or impair the rights granted in this Security Agreement. Secured Party may resort to any security it may have in any order it deems proper, and may apply any payments made on any part of the Obligations to any part of the Obligations, despite any directions of Debtor to the contrary.

     15. INFORMATION. Debtor will at all reasonable times allow Secured Party and its agents, employees, attorneys or accountants to examine and inspect the Collateral and to examine, inspect and make extracts from Debtor's books and other records, and to verify under reasonable procedures directly with account debtors or by other methods accounts which are Collateral. Debtor will furnish to Secured Party upon request all documents evidencing any Collateral and any guarantees, security or other information relating thereto.

     16. GOVERNING LAW; BINDING EFFECT. This Security Agreement shall be governed by the laws of the State of Minnesota and shall inure to the benefit of, and bind, the Debtor and his, her or its heirs, personal representatives, successors and assigns. No provision of this Security Agreement shall be amended, modified or waived other than by a written instrument which refers to this Security Agreement and is signed on behalf of the Debtor. This Security Agreement may be executed in counterparts.

     17. TERMINATION. This Security Agreement shall terminate upon the indefeasible satisfaction and payment of all obligations owed to Secured Party by the Debtor, but shall automatically be reinstated in the event any such payment is or is ordered to be returned by Secured Party.

     In Witness Whereof, the parties have executed this Security Agreement as of the date first written above.

SELECT COMFORT CORPORATION                         MEDALLION CAPITAL, INC.

By:  /s/ Mark A. Kimball                           By:  /s/ Dean R. Pickerell
     ------------------------------------------         -------------------------------------------
        Mark A. Kimball, Senior Vice President          Dean R. Pickerell, Executive Vice President

SELECT COMFORT RETAIL CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
     Mark A. Kimball, Senior Vice President

SELECT COMFORT DIRECT CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
     Mark A. Kimball, Senior Vice President

SELECT COMFORT SC CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
     Mark A. Kimball, Senior Vice President

DIRECT CALL CENTERS, INC.

By:  /s/ Mark A. Kimball
     ------------------------------------------
     Mark A. Kimball, Senior Vice President

SELECTCOMFORT.COM CORPORATION

By:  /s/ Mark A. Kimball
     ------------------------------------------
     Mark A. Kimball, Senior Vice President

                                 SCHEDULE 2.8(B)
                               ENCUMBRANCES/LIENS

----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
| DEBTOR                          | |        SECURED PARTY           | |TYPE OF FILING| |FILING DATE| |         JURISDICTION       |
|                                 | |                                | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|Select Comfort Corporation       | |Pitney Bowes Credit Corporation | |      UCC     | |  5/6/97   | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  5/23/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  5/4/01   | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |                                | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|Select Comfort SC Corporation    | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |                                | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|selectcomfort.com Corporation    | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |                                | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|Direct Call Centers Inc.         | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |                                | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|Select Comfort Retail Corporation| |Dell Financial Services, L.P.   | |      UCC     | |  10/30/00 | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Comdisco, Inc.                  | |      UCC     | |  1/29/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  5/23/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  5/4/01   | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |                                | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|Select Comfort Direct Corporation| |General Electric Capital        | |      UCC     | |  7/23/96  | |Minnesota Secretary of State|
|                                 | |Computer Leasing Corporation    | |              | |  (lapsed) | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |General Electric Capital        | |      UCC     | |  8/9/96   | |Minnesota Secretary of State|
|                                 | |Computer Leasing Corporation    | |              | |  lapsed)  | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |General Electric Capital        | |      UCC     | |  10/17/96 | |Minnesota Secretary of State|
|                                 | |Computer Leasing Corporation    | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Comdisco, Inc.                  | |      UCC     | |  4/7/97   | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------


----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
| DEBTOR                          | |        SECURED PARTY           | |TYPE OF FILING| |FILING DATE| |         JURISDICTION
|                                 | |                                | |              | |           | |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Comdisco, Inc.                  | |      UCC     | |  8/14/97  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Forsythe/McArthur Associates,   | |      UCC     | |  8/12/99  | |Minnesota Secretary of State|
|                                 | |Inc.                            | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Pullman Bank & Trust Co.        | |      UCC     | |  8/18/99  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Pullman Bank & Trust Co.        | |      UCC     | |  10/12/99 | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Pullman Bank & Trust Co.        | |      UCC     | |  11/8/99  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Pullman Bank & Trust Co.        | |      UCC     | |  1/24/00  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Pullman Bank & Trust Co.        | |      UCC     | |  1/24/00  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Conseco Finance Vendor Services | |      UCC     | |  5/16/00  | |Minnesota Secretary of State|
|                                 | |Corporation                     | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Conseco Finance Vendor Services | |      UCC     | |  7/28/00  | |Minnesota Secretary of State|
|                                 | |Corporation                     | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |Conseco Finance Vendor Services | |      UCC     | |  1/12/01  | |Minnesota Secretary of State|
|                                 | |Corporation                     | |              | |           | |                            |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  5/23/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Minnesota Secretary of State|
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  5/4/01   | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------
|                                 | |St. Paul Venture Capital VI, LLC| |      UCC     | |  6/13/01  | |Utah Secretary of State     |
----------------------------------- ---------------------------------- ---------------- ------------- ------------------------------

                                   SCHEDULE 2


The following are permitted liens:

     LIENS. (a) liens securing indebtedness permitted by Section 4.9, (b) the senior interest of Conseco Bank, Inc. in the Reserve Account (the "Reserve Account"), as defined in the Revolving Credit Program Agreement dated May 17, 1999, as amended as of February 20, 2001 and April 13, 2001, between the Company and Conseco Bank, Inc. (the "Revolving Credit Program Agreement"), (c) liens for taxes and assessments or governmental charges or levies not at the time due or which are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles, (d) liens in respect of pledges or deposits under worker's compensation laws or similar legislation, (e) carriers', warehousemen's, mechanics', laborers', materialmen's, landlord's and similar statutory liens securing obligations incurred in the ordinary course of business which are not yet due or which are being contested in good faith by appropriate proceedings promptly initiated and diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles, (f) encumbrances on real property in the nature of zoning restrictions, easements, rights of way, encroachments, restrictive covenants and other similar rights or restrictions, whether or not of record, on the use of real property, which encumbrances were not incurred in connection with the borrowing of money or the obtaining of advances or credits and do not in the aggregate materially detract from the value of the property subject thereto or materially impair the use thereof in the operation of the business of the Company or any Subsidiary, (g) liens securing the New Bank Agreement, (h) licenses, sublicenses, leases or subleases granted by any of the Company or its Subsidiaries to other persons in the ordinary course of business that do not materially interfere with the conduct of the business of any of the Company or its Subsidiaries, and (i) liens arising out of the existence of judgments or awards in respect of which any of the Company or its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all cash and the fair market value of all other property subject to such liens does not at any time exceed $250,000.



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